                                                                EXHIBIT 10.33(b)
                                PLEDGE AGREEMENT

        THIS AGREEMENT dated as of ___________, made by ______________ (referred to herein as "PLEDGOR"), having a mailing address of ___________________, to and for the benefit of TeleCommunication Systems, Inc., a Maryland corporation (referred to herein as "PLEDGEE," which term shall also include any subsequent holder of this Agreement), having a mailing address of 275 West Street, Annapolis, MD 21401. The parties hereby agree that this Agreement, the Note and related documents are issued pursuant to section 7(b) of the TeleCommunication Systems, Inc., Amended and Restated 1997 Stock Incentive Plan.

        Pledgor is (i) the owner of options to purchase __________________ (_________) shares of the Pledgee's Class A Common Stock (the "OPTIONS") granted to the Pledgor on _________; and

               (ii) the owner of the ____________________ (__________) shares
        (referred to herein as the "PLEDGED SHARES") of the Pledgee's Class A Common Stock ("COMMON STOCK") (in its capacity as issuer of the Pledged Shares, Pledgee is sometimes referred to herein as the "ISSUER"), and more fully described as follows:

        Pledged Shares issued by TeleCommunication Systems, Inc. to Pledgor and evidenced by the following certificate(s):

Certificate No.              No. of Shares Owned             Type of Shares
---------------              -------------------             --------------





        Pledgee has made a loan to Pledgor in the principal amount of _____________________ and 00/100 Dollars ($_________________) (referred to herein as the "LOAN").

        To evidence the terms of the Loan, Pledgor has made payable to the order of Pledgee, and delivered to Pledgee, that certain Employee Loan Promissory Note dated as of ___________, 2001, in the principal amount of _______________ and 00/100 Dollars ($____________) (referred to herein as the "NOTE," as it may be amended and extended from time to time, and including any replacement notes or substitute notes, and any combinations thereof in any denominations, that may be issued for the Note or to further evidence the Loan from time to time).

        It is a condition of the Loan that the indebtedness evidenced by the Note and the other obligations of Pledgor to Pledgee under the Note and under this Agreement are to be secured with this Agreement and the pledge of the Pledged Shares and the Options to Pledgee.

        Unless otherwise defined in this Agreement (and including any terms defined above), capitalized terms that are used in this Agreement and defined in the Note shall have the meanings given to them in the Note.



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

        NOW, THEREFORE, in consideration of the premises and of the sum of one dollar ($1.00) and other good and valuable consideration, the receipt of which is acknowledged hereby, and in order to induce Pledgee to make the Loan, Pledgor hereby agrees with Pledgee as follows:

        SECTION 1. Pledge. Pledgor hereby pledges to Pledgee, and grants to Pledgee a security interest in, the following property (collectively, referred to herein as the "PLEDGED COLLATERAL"):

                (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                (ii) all additional shares of stock of Issuer from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                (iii) the Options, including to the extent any Options are Pledged Collateral, any shares of Common Stock obtained upon the exercise of such Options, and any new, additional, or different securities or other property subsequently distributed with respect to the shares represented by the Options; and

                (iv) the proceeds of any sale, exchange or disposition of the property and securities described in paragraphs (i), (ii) and (iii) above.

        SECTION 2. Security for Obligations. This Agreement secures the prompt payment and performance of (a) all obligations of Pledgor to Pledgee now or hereafter existing under the Note, whether for principal, interest, fees, costs, expenses or otherwise, and (b) all obligations of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor to Pledgee described in clauses (a) and (b) of this sentence are referred to herein as the "OBLIGATIONS"). The Issuer shall have the ability to demand additional Pledged Shares or Options owned by the Pledgor at any time, and such additional Pledged Shares or Options shall also be deemed Pledged Collateral as defined herein.

        SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing Pledged Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed but undated stock powers or other instruments of transfer or assignment, in blank, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time in Pledgee's discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of Pledgee's nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 6(a). In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.



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

        SECTION 4. Representations and Warranties. Pledgor represents and warrants as follows:

                (a) Pledgor is the legal and beneficial owner of record of the Pledged Collateral free and clear of any lien, security interest, option or other charges or encumbrance except for the security interest created by this Agreement.

                (b) Pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

                (c) Pledgor (i) has good right and legal authority to pledge the Pledged Collateral owned by Pledgor in the manner hereby done or contemplated and (ii) will defend Pledgor's title or interest thereto or therein against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever.

        SECTION 5. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce Pledgee's rights and remedies hereunder with respect to any Pledged Collateral.

        SECTION 6.      Voting Rights; Dividends; Etc.

                (a) So long as no Event of Default (as defined herein) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

                (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, including, but not limited to, the right to exercise any Options; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if, in Pledgee's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof, and, provided, further, that Pledgor shall give Pledgee at least five (5) days written notice of the manner in which Pledgor intends to exercise, or the reasons for refraining from exercising, any such right.

                (ii) Pledgor shall be entitled to receive and retain any and all dividends paid in respect of Pledged Collateral, provided, however, that any and all:

                        (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,



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

                        (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                        (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

        shall be, and shall forthwith be delivered to Pledgee to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                (iii) Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which Pledgor is authorized to receive and retain pursuant to paragraph (ii) above.

                (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                (i) All rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividend payments which Pledgor would otherwise be authorized to receive and retain pursuant to
        Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividend payments.

                (ii) All dividend payments which are received by Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) or contrary to any other agreement with Pledgee shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

        As used in this Agreement the term "EVENT OF DEFAULT" means the occurrence of any of the following events:

                (a) If Pledgor shall fail to make a payment of principal or interest under the Note when due, and such failure shall continue more than ten (10) days after Pledgee gives Pledgor written notice thereof; or



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

                (b) If Pledgor shall fail to make any other payment, or fail to perform any other obligation of Pledgor, under the Note or this Agreement, other than obligations within the scope of the immediately preceding clause (a), and such failure shall continue more than ten (10) days after Pledgee gives Pledgor written notice thereof; or

                (c) If Pledgor's employment with Pledgee shall terminate (voluntarily or involuntarily) for any reason; or

                (d) If there shall be filed by or against Pledgor any petition under the United States Bankruptcy Code or any similar federal or state statute; or

                (e) Commencement of any proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against Pledgor; or

                (f) The breach of any representation or warranty contained in this Agreement.

        SECTION 7.      Transfers and Other Liens; Additional Shares.

                (a) Pledgor agrees that Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

                (b) Pledgor agrees that if the Issuer shall issue any stock or other securities to Pledgor or in respect of, in addition to, or in substitution for, the Pledged Collateral, Pledgor will pledge hereunder, and deliver to Pledgee, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all such stock or other securities of Issuer.

        SECTION 8. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints Pledgee, and any officer or agent of Pledgee, with full power of substitution, Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Pledgee shall have the right, with full power of substitution either in Pledgee's name or in the name of Pledgor, to ask for, demand, sue for, collect, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Pledgor representing any interest or dividend, or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceedings with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same.



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

        SECTION 9. Continuing Security Interest; Transfer of Notes; Return of Collateral. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor and their respective personal representatives, successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and Pledgee's successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii) Pledgee may assign or otherwise transfer any Note held by Pledgee to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon Pledgor's request and at Pledgor's expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. If any of the Pledged Collateral is owned by more than one person, then this Agreement shall be executed by all such parties and the Pledgee may deliver such Pledged Collateral to any one or more of such persons, whose receipt shall be binding on all such persons.

        SECTION 10. Reasonable Care. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in Pledgee's possession if the Pledged Collateral is accorded treatment substantially equal to that which Pledgee accords Pledgee's own property, it being understood that Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. No action taken by Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Pledgor or to any claim or action against Pledgee in the absence of the gross negligence or willful misconduct of Pledgee.

        SECTION 11. Remedies upon Default. If an Event of Default shall have occurred and be continuing, Pledgee may sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Pledgee shall deem appropriate. Pledgee shall be authorized at any such sale (if Pledgee deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

               Pledgee shall give Pledgor at least ten (10) days written notice (which Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code) of Pledgee's intention to make any sale of the Pledged Collateral owned by Pledgor. Such



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

notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix and state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in Pledgee's sole and absolute discretion) determine. Pledgee shall not be obligated to make any sale of any Pledged Collateral if Pledgee shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the sale price is paid by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon notice to Pledgor as set forth in the first sentence of this paragraph. At any public sale made pursuant to this Section, Pledgee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Pledgee from Pledgor as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Pledgor therefor. For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon Pledgee, Pledgee may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

               To the extent permitted by applicable law, Pledgee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Pledged Collateral by Pledgee (including, without limitation, a sale pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Pledgee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral being sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication thereof.



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

        SECTION 12. Expenses. If Pledgor shall default in payment of the Note, or under this Agreement, and Pledgee refers the Note to an attorney who is not a salaried employee of Pledgee for collection, Pledgee may charge and collect from Pledgor reasonable attorneys fees and all court costs and other collection costs actually incurred by Pledgee relating to Pledgor's default.

        SECTION 13. Security Interest Absolute. All rights of Pledgee and the security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                (i) any lack of validity or enforceability of the Note or any other documents relating to the Pledged Collateral;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other documents relating to the Loan or the Pledged Collateral;

                (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Agreement.

        SECTION 14. Notices. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by telecopy, or by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth on the first page of this Agreement or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the telecopy or hand delivery, or one (1) calendar day after delivery to an overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon Pledgor, in fact received by Pledgor, shall be sufficient notice or demand.

        SECTION 15. Amendments; Severability. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor from any provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If any provision of this Agreement is or shall at any time be invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        SECTION 16. Maryland Law; Jurisdiction; Venue. This Agreement shall be governed by the laws of the State of Maryland (excluding Maryland conflicts of laws rules). Pledgor hereby irrevocably consents to the non-exclusive personal jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists, the non-exclusive jurisdiction of the United States District Court for the District of Maryland. Pledgor agrees that venue shall be proper in any circuit court of the State of Maryland selected by Pledgee or, if a basis for federal jurisdiction exists, in any Division of the United States District Court for the District of Maryland. Pledgor waives any right to object to the maintenance of any suit or claim in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum. Any suit or claim brought by Pledgor against Pledgee that is based, in whole or in part, directly or indirectly, on this Agreement or any matters relating to this Agreement, shall be brought in a court only in the State of Maryland. Pledgor shall not file any counterclaim against Pledgee in any suit or claim brought by Pledgee against Pledgor in a jurisdiction outside of the State of Maryland unless under the rules of the court in which Pledgee brought such suit or claim the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the claim or suit instituted by Pledgee against Pledgor. Pledgor agrees that any forum outside the State of Maryland is an inconvenient forum and that a suit brought by Pledgor against Pledgee in any court outside the State of Maryland should be dismissed or transferred to a court located in the State of Maryland.

        IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed, under seal, and delivered as of the date first above written.

WITNESS:
                                                                          (SEAL)
-----------------------------       --------------------------------------------
                                    Pledgor,



State of _____________, County of ______________, to wit:

        On this the _______ day of _____________, 2001, before me, the undersigned officer, personally appeared ________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

        In witness whereof I hereunto set my hand and official seal.


                                            ------------------------------------
                                            Notary Public
My commission expires:
                      --------------


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